Filed under Rule 497(k)

Registration No. 002-83631

VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2013,

as supplemented to date

Mid Cap Strategic Growth Fund.

Effective April 1, 2014, in the Fund Summary in the Investment Adviser section, the chart is revised with respect to Allianz Global Investors U.S. LLC. The portfolio management disclosure pertaining to Ms. Louise M. Laufersweiler is hereby deleted in its entirety and supplemented with the following information as follows:

Name	Portfolio Manager of the Fund Since	Title
Tim McCarthy, CFA	2014	Portfolio Manager

Please retain this supplement for future reference.

Date: May 12, 2014